UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06677

Exact name of registrant as specified in charter:	Dryden Index Series Fund

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	9/30/2006

Date of reporting period:	9/30/2006

Item 1 – Reports to Stockholders

Dryden Stock Index Fund

SEPTEMBER 30, 2006	ANNUAL REPORT

FUND TYPE

Large-capitalization stock

OBJECTIVE

Provide investment results that correspond to the price and yield performance of the S&P 500 Index

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

November 15, 2006

Dear Shareholder:

We hope you find the annual report for the Dryden Stock Index Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Index Series Fund/Dryden Stock Index Fund

Dryden Index Series Fund/Dryden Stock Index Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Stock Index Fund (the Fund) is to provide investment results that correspond to the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 3.25% (Class A shares).

Cumulative Total Returns as of 9/30/06
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	10.21%	36.07%	N/A	1.26% (11/18/99)
Class B	9.39	31.05	N/A	–3.88 (11/18/99)
Class C	9.42	31.13	N/A	–3.79 (11/18/99)
Class I	10.56	38.39	N/A	59.70 (8/1/97)
Class Z	10.53	37.82	120.72%	—
S&P 500 Index[2]	10.78	40.05	127.88	**
Lipper EQ S&P 500 Index Objective Funds Avg.[3]	10.22	36.33	118.30	***

Average Annual Total Returns[4] as of 9/30/06
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	6.62%	5.65%	N/A	–0.30% (11/18/99)
Class B	4.39	5.40	N/A	–0.57 (11/18/99)
Class C	8.42	5.57	N/A	–0.56 (11/18/99)
Class I	10.56	6.71	N/A	5.24 (8/1/97)
Class Z	10.53	6.63	8.24%	—
S&P 500 Index[2]	10.78	6.97	8.59	**
Lipper EQ S&P 500 Index Objective Funds Avg.[3]	10.22	6.39	8.11	***

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 3.25%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class I and Class Z shares are not subject to a sales charge.

2	Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 calendar years of returns.

2The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

3The Lipper EQ S&P 500 Index Objective Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper EQ S&P 500 Index Objective Funds category for the periods noted. Funds in the Lipper Average are passively managed, limited expense (management fee no higher than 0.50%) funds designed to replicate the performance of the S&P 500 Index on a reinvested basis.

4The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class I and Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

**S&P 500 Index Closest Month-End to Inception cumulative total returns are 7.31% for Class A, B, and C; 61.58% for Class I. S&P 500 Index Closest Month-End to Inception average annual total returns are 1.04% for Class A, B, and C; 5.37% for Class I.

***Lipper Average Closest Month-End to Inception cumulative total returns are 3.65% for Class A, B, and C; 55.67% for Class I. Lipper Average Closest Month-End to Inception average annual total returns are 0.52% for Class A, B, and C; 4.94% for Class I.

Dryden Index Series Fund/Dryden Stock Index Fund	3

Your Fund’s Performance (continued)

S&P 500 Index as of 9/30/06

Source: Factset.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500”, and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Prudential Investments LLC, its affiliates, and subsidiaries. The Dryden Stock Index Fund is not sponsored, endorsed, sold, or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund. The performance cited does not represent the performance of the Dryden Stock Index Fund. Past performance does not guarantee future results. Investors cannot invest directly in an index.

*	Industry weightings are subject to change.

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Investment Manager’s Report

A moderate overall return, with pockets of strength and weakness

The Stock Index Fund’s total return (Class A shares) trailed the S&P 500 Index (the Index), but was in line with the Lipper Average of similar index funds. The Index had a strong return overall, but the price changes of individual industries within it ranged from a 64% gain (steel) to a 28% loss (home building). Although earnings growth remained very strong, with the notable exception of the technology sector, investors were concerned about the potential impact of energy prices, rising interest rates, and a sharp drop in home sales on future growth. In this mixed investing environment, the Lipper S&P 500 Index Objective Average was significantly higher than the Lipper average for actively managed large-cap core funds.

The financials sector makes up more than a fifth of the Index, and it was broadly strong, with real estate investment trusts (REITs), investment bank/brokerages, and banks all making substantial contributions to its return. The other highest-performing sectors were much smaller and each included a significant detractor. Telecommunication services was buoyed by very strong returns on integrated telecommunications firms, but held down by the declining wireless services group. Materials were boosted by steel, but held back by wood products.

The middle rank of sector returns included industrials, which had some top-performing industries such as agricultural products, railroads, and aerospace & defense. However, it also had the educational services group, where some private training organizations are under investigation, and building products. These fell sharply. The two consumer sectors also were very mixed. Department stores, several media, and casinos & gaming were among many strong groups, but the fall of home building was very substantial. Related industries, such as home improvement retailers, also declined. The large healthcare sector benefited from a sound performance by drug stocks, but this was offset by the poor performance of healthcare equipment & services.

Two industry groups, Internet software & services and semiconductors, which together make up more than a quarter of the technology sector, fell substantially over the year, but the almost equally large systems software and communications equipment groups had fairly strong returns. Overall, the sector had a small gain. The energy and utilities sectors had even smaller positive returns due largely to falling prices for natural gas and oil in 2006.

Dryden Index Series Fund/Dryden Stock Index Fund	5

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2006, at the beginning of the period, and held through the six-month period ended September 30, 2006.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

6	Visit our website at www.jennisondryden.com

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Stock Index Fund		Beginning Account Value April 1, 2006	Ending Account Value September 30, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,038.80	0.67%	$3.42
	Hypothetical	$1,000.00	$1,021.71	0.67%	$3.40

Class B	Actual	$1,000.00	$1,034.80	1.40%	$7.14
	Hypothetical	$1,000.00	$1,018.05	1.40%	$7.08

Class C	Actual	$1,000.00	$1,035.20	1.40%	$7.14
	Hypothetical	$1,000.00	$1,018.05	1.40%	$7.08

Class I	Actual	$1,000.00	$1,040.50	0.31%	$1.59
	Hypothetical	$1,000.00	$1,023.51	0.31%	$1.57

Class Z	Actual	$1,000.00	$1,040.50	0.38%	$1.94
	Hypothetical	$1,000.00	$1,023.16	0.38%	$1.93

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2006, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2006 (to reflect the six-month period).

Dryden Index Series Fund/Dryden Stock Index Fund	7

Portfolio of Investments

as of September 30, 2006

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.8%
COMMON STOCKS

Aerospace/Defense 2.4%
107,184	Boeing Co.	$8,451,459
53,312	General Dynamics Corp.	3,820,871
17,699	Goodrich Corp.	717,163
116,215	Honeywell International, Inc.	4,753,194
17,100	L-3 Communications Holdings, Inc.	1,339,443
49,256	Lockheed Martin Corp.	4,238,971
49,248	Northrop Grumman Corp.	3,352,311
61,144	Raytheon Co.	2,935,523
22,463	Rockwell Collins, Inc.	1,231,871
137,140	United Technologies Corp.	8,687,820

		39,528,626

Air Freight & Logistics 0.9%
43,716	FedEx Corp.	4,751,055
146,500	United Parcel Service, Inc., Class B(b)	10,539,210

		15,290,265

Airlines 0.1%
98,874	Southwest Airlines Co.	1,647,241

Auto Components 0.1%
24,971	Goodyear Tire & Rubber Co.(a)(b)	362,080
25,152	Johnson Controls, Inc.	1,804,404

		2,166,484

Automobiles 0.4%
258,563	Ford Motor Co.(b)	2,091,775
79,478	General Motors Corp.(b)	2,643,438
36,700	Harley-Davidson, Inc.	2,302,925

		7,038,138

Beverages 2.2%
104,054	Anheuser-Busch Cos., Inc.	4,943,606
11,676	Brown-Forman Corp.	894,965
283,132	Coca-Cola Co.	12,650,338
41,100	Coca-Cola Enterprises, Inc.	856,113
24,100	Constellation Brands, Inc., Class A(a)	693,598
8,247	Molson Coors Brewing Co.	568,218

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	9

Portfolio of Investments

as of September 30, 2006 Cont’d.

Shares	Description	Value (Note 1)

17,000	Pepsi Bottling Group, Inc.	$603,500
223,405	PepsiCo, Inc.	14,579,410

		35,789,748

Biotechnology 1.3%
163,004	Amgen, Inc.(a)	11,659,676
48,420	Biogen Idec, Inc.(a)(b)	2,163,406
34,300	Genzyme Corp.(a)	2,314,221
61,100	Gilead Sciences, Inc.(a)	4,197,570
29,600	MedImmune, Inc.(a)(b)	864,616

		21,199,489

Building Products 0.1%
24,700	American Standard Companies, Inc.	1,036,659
51,726	Masco Corp.(b)	1,418,327

		2,454,986

Capital Markets 3.6%
35,371	Ameriprise Financial, Inc.	1,658,900
107,236	Bank of New York Co., Inc.	3,781,141
16,998	Bear Stearns & Co., Inc.(b)	2,381,420
143,411	Charles Schwab Corp.	2,567,057
55,300	E*TRADE Financial Corp.(a)	1,322,776
13,200	Federated Investors, Inc., Class B	446,292
21,014	Franklin Resources, Inc.	2,222,231
58,200	Goldman Sachs Group, Inc.	9,845,694
30,500	Janus Capital Group, Inc.	601,460
16,400	Legg Mason, Inc.	1,654,104
71,648	Lehman Brothers Holdings, Inc.(b)	5,291,921
56,746	Mellon Financial Corp.	2,218,769
123,534	Merrill Lynch & Co., Inc.	9,662,829
144,436	Morgan Stanley	10,530,828
25,762	Northern Trust Corp.	1,505,274
45,462	State Street Corp.	2,836,829
28,700	T. Rowe Price Group, Inc.	1,373,295

		59,900,820

Chemicals 1.5%
31,132	Air Products & Chemicals, Inc.	2,066,231
9,245	Ashland, Inc.	589,646
136,436	Dow Chemical Co.	5,318,275
124,644	E.I. du Pont de Nemours & Co.	5,339,748
12,293	Eastman Chemical Co.	664,068

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

26,482	Ecolab, Inc.	$1,133,959
12,031	Hercules, Inc.(a)	189,729
9,275	International Flavors & Fragrances, Inc.	366,734
68,384	Monsanto Co.	3,214,732
22,974	PPG Industries, Inc.	1,541,096
41,858	Praxair, Inc.	2,476,319
20,370	Rohm and Haas Co.	964,520
8,616	Sigma-Aldrich Corp.	651,973

		24,517,030

Commercial Banks 4.2%
47,200	AmSouth Bancorporation	1,370,688
73,958	BB&T Corp.	3,237,881
22,561	Comerica, Inc.	1,284,172
16,600	Commerce Bancorp, Inc.(b)	609,386
18,400	Compass Bancshares, Inc.	1,048,432
75,773	Fifth Third Bancorp	2,885,436
18,100	First Horizon National Corp.	687,981
33,429	Huntington Bancshares, Inc.(b)	799,956
55,635	KeyCorp.	2,082,974
9,300	M&T Bank Corp.	1,115,628
30,400	Marshall & Ilsley Corp.	1,464,672
77,098	National City Corp.(b)	2,821,787
63,850	North Fork Bancorporation, Inc.	1,828,664
41,436	PNC Financial Services Group, Inc.	3,001,624
64,637	Regions Financial Corp.(b)	2,377,995
50,783	SunTrust Banks, Inc.(b)	3,924,510
44,166	Synovus Financial Corp.	1,297,155
241,995	US Bancorp	8,039,074
219,748	Wachovia Corp.(b)	12,261,939
455,980	Wells Fargo & Co.	16,497,357
13,200	Zions Bancorporation	1,053,492

		69,690,803

Commercial Services & Supplies 0.5%
35,500	Allied Waste Industries, Inc.(a)(b)	400,085
15,568	Avery Dennison Corp.	936,727
20,100	Cintas Corp.	820,683
28,840	Donnelley (R.R.) & Sons Co.	950,566
18,130	Equifax, Inc.	665,552
13,000	Monster Worldwide, Inc.(a)	470,470
29,625	Pitney Bowes, Inc.	1,314,461

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	11

Portfolio of Investments

as of September 30, 2006 Cont’d.

Shares	Description	Value (Note 1)

23,700	Robert Half International, Inc.	$805,089
74,613	Waste Management, Inc.	2,736,805

		9,100,438

Communications Equipment 2.8%
20,057	ADC Telecommunications, Inc.(a)	300,855
8,322	Andrew Corp.(a)	76,812
56,455	Avaya, Inc.(a)	645,845
12,557	Ciena Corp.(a)	342,182
826,744	Cisco Systems, Inc.(a)	19,015,112
16,500	Comverse Technology, Inc.(a)(b)	353,760
196,197	Corning, Inc.(a)	4,789,169
90,300	JDS Uniphase Corp.(a)(b)	197,757
56,400	Juniper Networks, Inc.(a)	974,592
634,667	Lucent Technologies, Inc.(a)	1,485,121
340,513	Motorola, Inc.	8,512,825
232,500	QUALCOMM, Inc.	8,451,375
59,694	Tellabs, Inc.(a)	654,246

		45,799,651

Computers & Peripherals 3.5%
110,924	Apple Computer, Inc.(a)	8,544,476
312,440	Dell, Inc.(a)	7,136,130
313,404	EMC Corp.(a)	3,754,580
379,302	Hewlett-Packard Co.	13,916,590
209,734	International Business Machines Corp.	17,185,604
17,152	Lexmark International Group, Inc.(a)(b)	988,984
26,400	NCR Corp.(a)	1,042,272
52,000	Network Appliance, Inc.(a)(b)	1,924,520
24,300	QLogic Corp.(a)	459,270
20,900	SanDisk Corp.(a)	1,118,986
419,296	Sun Microsystems, Inc.(a)	2,083,901

		58,155,313

Construction & Engineering 0.1%
11,437	Fluor Corp.	879,391

Construction Materials 0.1%
13,400	Vulcan Materials Co.(b)	1,048,550

Consumer Finance 0.9%
163,559	American Express Co.	9,172,389
41,867	Capital One Financial Corp.	3,293,258

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

55,592	SLM Corp.	$2,889,672

		15,355,319

Containers & Packaging 0.2%
10,532	Ball Corp.	426,019
15,410	Bemis Co.	506,373
19,758	Pactiv Corp.(a)	561,523
9,218	Sealed Air Corp.	498,878
13,190	Temple-Inland, Inc.	528,919

		2,521,712

Distributors 0.1%
20,699	Genuine Parts Co.	892,748

Diversified Consumer Services 0.1%
17,200	Apollo Group, Inc., Class A(a)(b)	846,928
45,420	H&R Block, Inc.	987,431

		1,834,359

Diversified Financial Services 5.6%
610,471	Bank of America Corp.	32,702,931
4,300	Chicago Mercantile Exchange Holdings, Inc.(b)	2,056,475
27,000	CIT Group, Inc.	1,313,010
667,955	Citigroup, Inc.	33,177,326
466,166	JP Morgan Chase & Co.	21,891,155
33,076	Moody’s Corp.	2,162,509

		93,303,406

Diversified Telecommunication Services 2.8%
531,152	AT&T, Inc.(b)	17,294,308
243,856	BellSouth Corp.	10,424,844
14,150	CenturyTel, Inc.(b)	561,331
45,200	Citizens Communications Co.	634,608
21,388	Embarq Corp.	1,034,538
211,836	Qwest Communications International, Inc.(a)(b)	1,847,210
393,733	Verizon Communications, Inc.	14,619,306
56,177	Windstream Corp.	740,975

		47,157,120

Electrical Equipment 0.5%
18,900	American Power Conversion Corp.	415,044
12,820	Cooper Industries, Inc.	1,092,520
57,675	Emerson Electric Co.	4,836,626

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	13

Portfolio of Investments

as of September 30, 2006 Cont’d.

Shares	Description	Value (Note 1)

23,863	Rockwell Automation, Inc.	$1,386,440

		7,730,630

Electrical Utilities 1.5%
18,900	Allegheny Energy, Inc.(a)	759,213
59,191	American Electric Power Co., Inc.	2,152,777
42,562	Edison International	1,772,282
29,215	Entergy Corp.	2,285,489
90,556	Exelon Corp.	5,482,260
45,206	FirstEnergy Corp.	2,525,207
56,172	FPL Group, Inc.(b)	2,527,740
14,200	Pinnacle West Capital Corp.	639,710
53,152	PPL Corp.	1,748,701
34,558	Progress Energy, Inc.	1,568,242
90,715	Southern Co.	3,126,039

		24,587,660

Electronic Equipment & Instruments 0.3%
60,298	Agilent Technologies, Inc.(a)	1,971,141
12,900	Jabil Circuit, Inc.	368,553
18,650	Molex, Inc.	726,791
86,500	Sanmina Corp.(a)	323,510
115,300	Solectron Corp.(a)(b)	375,878
30,450	Symbol Technologies, Inc.	452,487
8,624	Tektronix, Inc.	249,492

		4,467,852

Energy Equipment & Services 1.7%
48,279	Baker Hughes, Inc.	3,292,628
48,100	BJ Services Co.	1,449,253
139,422	Halliburton Co.	3,966,556
50,600	Nabors Industries Ltd.(a)(b)	1,505,350
24,100	National-Oilwell Varco, Inc.(a)	1,411,055
18,100	Noble Corp.	1,161,658
5,210	Rowan Companies, Inc.	164,792
161,242	Schlumberger Ltd.	10,001,842
42,963	Transocean Sedco Forex, Inc.(a)	3,146,180
48,100	Weatherford International Ltd. (Bermuda)(a)	2,006,732

		28,106,046

Food & Staples Retailing 2.3%
63,308	Costco Wholesale Corp.(b)	3,145,141
112,192	CVS Corp.	3,603,607

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

94,634	Kroger Co.	$2,189,831
61,600	Safeway, Inc.	1,869,560
29,778	SUPERVALU, Inc.	882,918
80,580	Sysco Corp.(b)	2,695,401
134,278	Walgreen Co.	5,960,600
336,826	Wal-Mart Stores, Inc.	16,612,259
16,700	Whole Foods Market, Inc.	992,481

		37,951,798

Food Products 1.1%
89,659	Archer-Daniels-Midland Co.	3,396,283
25,747	Campbell Soup Co.(b)	939,766
70,943	ConAgra, Inc.	1,736,685
17,000	Dean Foods Co.(a)	714,340
48,472	General Mills, Inc.	2,743,515
43,914	H.J. Heinz Co.	1,841,314
25,816	Hershey Foods Corp.	1,379,865
31,970	Kellogg Co.	1,583,154
18,900	McCormick & Co., Inc.	717,822
99,486	Sara Lee Corp.	1,598,740
29,300	Tyson Foods, Inc., Class A	465,284
28,104	Wm. Wrigley Jr. Co.	1,294,470

		18,411,238

Gas Utilities
7,823	Nicor, Inc.	334,511
4,132	Peoples Energy Corp.	167,966

		502,477

Health Care Equipment & Supplies 1.5%
3,738	Bausch & Lomb, Inc.	187,386
89,574	Baxter International, Inc.	4,072,034
34,012	Becton Dickinson & Co.	2,403,628
30,323	Biomet, Inc.	976,097
166,372	Boston Scientific Corp.(a)	2,460,642
14,412	C.R. Bard, Inc.	1,080,900
23,607	Hospira, Inc.(a)	903,440
162,958	Medtronic, Inc.(b)	7,567,769
41,464	St. Jude Medical, Inc.(a)	1,463,265
36,600	Stryker Corp.	1,814,994
30,311	Zimmer Holdings, Inc.(a)	2,045,993

		24,976,148

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	15

Portfolio of Investments

as of September 30, 2006 Cont’d.

Shares	Description	Value (Note 1)

Health Care Providers & Services 2.8%
78,172	Aetna, Inc.	$3,091,703
30,400	AmerisourceBergen Corp.	1,374,080
58,373	Cardinal Health, Inc.	3,837,441
59,200	Caremark Rx, Inc.	3,354,864
16,997	CIGNA Corp.	1,977,091
24,050	Coventry Health Care, Inc.(a)	1,239,056
20,500	Express Scripts, Inc.(a)	1,547,545
53,231	HCA, Inc.	2,655,695
31,900	Health Management Associates, Inc.	666,710
23,710	Humana, Inc.(a)(b)	1,566,994
17,600	Laboratory Corp. of America Holdings(a)(b)	1,154,032
9,960	Manor Care, Inc.	520,709
40,576	McKesson Corp.	2,139,167
38,034	Medco Health Solutions, Inc.(a)	2,286,224
11,800	Patterson Cos., Inc.(a)	396,598
24,200	Quest Diagnostics, Inc.	1,480,072
44,472	Tenet Healthcare Corp.(a)	362,002
185,448	UnitedHealth Group, Inc.	9,124,041
88,600	Wellpoint Health Networks, Inc.(a)	6,826,629

		45,600,653

Health Care Technology
29,310	IMS Health, Inc.(b)	780,818

Hotels, Restaurants & Leisure 1.5%
55,800	Carnival Corp.(b)	2,624,274
22,253	Darden Restaurants, Inc.	945,085
24,424	Harrah’s Entertainment, Inc.	1,622,486
39,121	Hilton Hotels Corp.	1,089,520
42,100	International Game Technology	1,747,150
40,104	Marriott International, Inc.	1,549,619
172,030	McDonald’s Corp.	6,729,813
106,500	Starbucks Corp.(a)(b)	3,626,325
28,000	Starwood Hotels & Resorts Worldwide, Inc.	1,601,320
13,479	Wendy’s International, Inc.	903,093
16,651	Wyndham Worldwide Corp.(a)	465,728
40,432	Yum! Brands, Inc.	2,104,486

		25,008,899

Household Durables 0.5%
10,032	Black & Decker Corp.(b)	796,039
15,494	Centex Corp.	815,294

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

22,600	D.R. Horton, Inc.	$541,270
17,208	Fortune Brands, Inc.	1,292,493
6,300	Harman International Industries, Inc.	525,672
11,582	KB Home	507,292
25,800	Leggett & Platt, Inc.	645,774
13,400	Lennar Corp., Class A	606,350
29,827	Newell Rubbermaid, Inc.	844,701
19,172	Pulte Homes, Inc.	610,820
3,742	Snap-On, Inc.	166,706
6,738	Stanley Works	335,889
10,285	Whirlpool Corp.	865,071

		8,553,371

Household Products 2.2%
22,632	Clorox Co.	1,425,816
71,730	Colgate-Palmolive Co.	4,454,433
61,616	Kimberly-Clark Corp.	4,027,222
432,123	Procter & Gamble Co.	26,782,983

		36,690,454

Independent Power Producers & Energy Traders 0.5%
91,100	AES Corp.(a)(b)	1,857,529
26,229	Constellation Energy Group, Inc.	1,552,757
33,100	Dynegy, Inc.(a)	183,374
63,528	TXU Corp.	3,971,770

		7,565,430

Industrial Conglomerates 3.9%
100,498	3M Co.	7,479,061
1,379,172	General Electric Co.	48,684,771
17,567	Textron, Inc.	1,537,113
274,480	Tyco International Ltd.	7,682,695

		65,383,640

Insurance 4.7%
43,300	ACE Ltd.	2,369,809
66,600	AFLAC, Inc.	3,047,616
88,208	Allstate Corp.	5,533,288
14,800	Ambac Financial Group, Inc.	1,224,700
349,438	American International Group, Inc.	23,153,761
37,789	Aon Corp.(b)	1,279,913
57,068	Chubb Corp.	2,965,253
19,907	Cincinnati Financial Corp.	956,730

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	17

Portfolio of Investments

as of September 30, 2006 Cont’d.

Shares	Description	Value (Note 1)

55,500	Genworth Financial, Inc., Class A	$1,943,055
42,253	Hartford Financial Services Group, Inc.	3,665,448
33,051	Lincoln National Corp.	2,051,806
55,104	Loews Corp.	2,088,442
63,040	Marsh & McLennan Companies, Inc.(b)	1,774,576
19,158	MBIA, Inc.	1,177,068
103,900	MetLife, Inc.	5,889,052
38,500	Principal Financial Group, Inc.	2,089,780
109,316	Progressive Corp.	2,682,615
68,000	Prudential Financial, Inc.(b)(d)	5,185,000
16,429	SAFECO Corp.	968,161
98,011	St. Paul Travelers Cos., Inc.	4,595,736
12,415	Torchmark Corp.	783,511
42,026	UnumProvident Corp.	814,884
24,200	XL Capital Ltd.	1,662,540

		77,902,744

Internet & Catalog Retail 0.1%
31,800	Amazon.Com, Inc.(a)(b)	1,021,416

Internet Software & Services 1.2%
147,100	eBay, Inc.(a)(b)	4,171,756
27,900	Google, Inc., Class A (a)	11,213,010
32,200	VeriSign, Inc.(a)	650,440
166,700	Yahoo!, Inc.(a)	4,214,176

		20,249,382

IT Services 1.0%
14,500	Affiliated Computer Services, Inc., Class A(a)	751,970
77,378	Automatic Data Processing, Inc.	3,663,075
27,951	Computer Sciences Corp.(a)	1,372,953
20,600	Convergys Corp.(a)	425,390
69,500	Electronic Data Systems Corp.	1,704,140
101,452	First Data Corp.	4,260,984
28,200	Fiserv, Inc.(a)	1,327,938
46,725	Paychex, Inc.	1,721,816
18,141	Sabre Holdings Corp.	424,318
34,590	Unisys Corp.(a)	195,779

		15,848,363

Leisure Equipment & Products 0.1%
11,899	Brunswick Corp.	371,130
23,365	Eastman Kodak Co.(b)	523,376

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

21,354	Hasbro, Inc.	$485,804
52,113	Mattel, Inc.	1,026,625

		2,406,935

Life Sciences, Tools & Services 0.3%
26,964	Applera Corp.-Applied Biosystems Group	892,778
17,500	Fisher Scientific International, Inc.(a)	1,369,200
6,761	Millipore Corp.(a)	414,449
22,470	PerkinElmer, Inc.	425,357
22,302	Thermo Electron Corp.(a)	877,138
16,200	Waters Corp.(a)	733,536

		4,712,458

Machinery 1.4%
92,356	Caterpillar, Inc.	6,077,026
6,879	Cummins, Inc.(b)	820,183
32,200	Danaher Corp.	2,211,174
31,140	Deere & Co.	2,612,957
28,462	Dover Corp.	1,350,237
20,754	Eaton Corp.	1,428,913
58,536	Illinois Tool Works, Inc.	2,628,267
47,890	Ingersoll-Rand Co.	1,818,862
26,572	ITT Corp.	1,362,346
4,460	Navistar International Corp.(a)	115,157
34,776	PACCAR, Inc.	1,982,928
10,704	Pall Corp.	329,790
16,092	Parker Hannifin Corp.	1,250,831

		23,988,671

Media 3.3%
107,576	CBS Corp., Class B(b)	3,030,416
65,438	Clear Channel Communications, Inc.	1,887,886
292,590	Comcast Corp., Class A(a)(b)	10,781,941
8,304	Dow Jones & Co., Inc.	278,516
12,200	E.W. Scripps Company	584,746
33,189	Gannett Co., Inc.(b)	1,886,131
33,012	Interpublic Group of Companies, Inc.(a)(b)	326,819
48,500	McGraw-Hill Companies, Inc.	2,814,455
6,096	Meredith Corp.	300,716
18,490	New York Times Co.(b)	424,900
296,700	News Corp., Class A	5,830,155
23,567	Omnicom Group, Inc.	2,205,871
285,013	The Walt Disney Co.	8,809,752

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	19

Portfolio of Investments

as of September 30, 2006 Cont’d.

Shares	Description	Value (Note 1)

543,424	Time Warner, Inc.	$9,906,620
25,727	Tribune Co.	841,787
23,900	Univision Communications, Inc.(a)(b)	820,726
89,276	Viacom, Inc., Class B(a)	3,319,282

		54,050,719

Metals & Mining 0.8%
120,244	Alcoa, Inc.	3,371,642
9,318	Allegheny Technologies, Inc.	579,486
20,028	Freeport-McMoran Copper & Gold, Inc.	1,066,691
62,597	Newmont Mining Corp.	2,676,022
42,712	Nucor Corp.	2,113,817
29,160	Phelps Dodge Corp.	2,469,852
16,209	United States Steel Corp.(b)	934,935

		13,212,445

Multi-line Retail 1.2%
16,424	Big Lots, Inc.(a)	325,359
9,023	Dillard’s, Inc.	295,323
34,550	Dollar General Corp.	470,917
21,900	Family Dollar Stores, Inc.	640,356
74,182	Federated Department Stores, Inc.	3,205,404
32,984	J.C. Penney Co., Inc.	2,255,776
47,200	Kohl’s Corp.(a)	3,064,224
30,000	Nordstrom, Inc.	1,269,000
13,207	Sears Holdings Corp.(a)(b)	2,087,895
115,182	Target Corp.	6,363,805

		19,978,059

Multi-Utilities 1.3%
25,769	Ameren Corp.(b)	1,360,346
32,679	CenterPoint Energy, Inc.	467,963
28,000	CMS Energy Corp.(a)(b)	404,320
31,651	Consolidated Edison, Inc.(b)	1,462,276
47,252	Dominion Resources, Inc.(b)	3,614,305
24,287	DTE Energy Co.(b)	1,008,153
168,969	Duke Energy Corp.	5,102,864
16,500	KeySpan Corp.	678,810
37,800	NiSource, Inc.	821,772
43,952	PG&E Corp.	1,830,601
30,897	Public Service Enterprise Group, Inc.	1,890,587
35,798	Sempra Energy	1,798,850

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

21,200	TECO Energy, Inc.	$331,780
56,483	Xcel Energy, Inc.	1,166,374

		21,939,001

Office Electronics 0.1%
125,698	Xerox Corp.(a)	1,955,861

Oil, Gas & Consumable Fuels 7.6%
64,936	Anadarko Petroleum Corp.	2,846,145
46,248	Apache Corp.	2,922,874
59,100	Chesapeake Energy Corp.	1,712,718
299,392	Chevron Corp.	19,418,566
225,957	ConocoPhillips(b)	13,451,220
19,700	Consul Energy, Inc.	625,081
58,500	Devon Energy Corp.	3,694,275
93,304	El Paso Corp.(b)	1,272,667
32,900	EOG Resources, Inc.	2,140,145
800,914	Exxon Mobil Corp.(b)	53,741,330
33,634	Hess Corp.(b)	1,393,120
12,700	Kinder Morgan, Inc.	1,331,595
50,589	Marathon Oil Corp.	3,890,294
22,200	Murphy Oil Corp.	1,055,610
117,676	Occidental Petroleum Corp.	5,661,392
18,028	Sunoco, Inc.	1,121,161
85,400	Valero Energy Corp.	4,395,538
84,492	Williams Companies, Inc.	2,016,824
50,033	XTO Energy, Inc.	2,107,890

		124,798,445

Paper & Forest Products 0.3%
68,084	International Paper Co.	2,357,749
17,656	Louisiana-Pacific Corp.	331,403
27,135	MeadWestvaco Corp.	719,349
33,900	Weyerhaeuser Co.	2,085,867

		5,494,368

Personal Products 0.2%
8,985	Alberto-Culver Co.	454,551
55,244	Avon Products, Inc.	1,693,781
15,700	Estee Lauder Cos., Inc.(The)(b)	633,181

		2,781,513

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	21

Portfolio of Investments

as of September 30, 2006 Cont’d.

Shares	Description	Value (Note 1)

Pharmaceuticals 6.7%
206,974	Abbott Laboratories	$10,050,657
18,482	Allergan, Inc.	2,081,258
11,000	Barr Pharmaceuticals, Inc.(a)	571,340
262,114	Bristol-Myers Squibb Co.	6,531,881
45,900	Forest Laboratories, Inc.(a)	2,322,999
399,669	Johnson & Johnson	25,954,505
36,533	King Pharmaceuticals, Inc.(a)	622,157
138,397	Lilly (Eli) & Co.	7,888,629
297,444	Merck & Co., Inc.	12,462,904
23,900	Mylan Laboratories, Inc.	481,107
986,723	Pfizer, Inc.	27,983,465
197,824	Schering-Plough Corp.	4,369,932
12,500	Watson Pharmaceuticals, Inc.(a)	327,125
185,991	Wyeth	9,455,782

		111,103,741

Real Estate Investment Trust 0.9%
7,100	Apartment Investment & Management Co., Class A	386,311
27,000	Archstone-Smith Trust(b)	1,469,880
12,400	Boston Properties, Inc.(b)	1,281,416
44,900	Equity Office Properties Trust(b)	1,785,224
34,800	Equity Residential Properties Trust(b)	1,760,184
25,800	Kimco Realty Corp.	1,106,046
21,200	Plum Creek Timber Co., Inc.	721,648
30,000	ProLogis	1,711,800
12,400	Public Storage, Inc.	1,066,276
26,800	Simon Property Group, Inc.	2,428,616
13,700	Vornado Realty Trust(b)	1,493,300

		15,210,701

Real Estate Management & Development
29,314	Realogy Corp.(a)	664,842

Road & Rail 0.7%
52,123	Burlington Northern Santa Fe Corp.	3,827,913
59,406	CSX Corp.	1,950,299
56,111	Norfolk Southern Corp.	2,471,690
6,121	Ryder System, Inc.	316,333
36,129	Union Pacific Corp.	3,179,352

		11,745,587

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

Semiconductors & Semiconductor Equipment 2.6%
56,324	Advanced Micro Devices, Inc.(a)(b)	$1,399,651
53,200	Altera Corp.(a)	977,816
54,500	Analog Devices, Inc.	1,601,755
201,288	Applied Materials, Inc.(b)	3,568,836
51,000	Broadcom Corp.(a)	1,547,340
54,807	Freescale Semiconductor, Inc.(a)	2,083,214
773,288	Intel Corp.	15,906,535
20,920	KLA-Tencor Corp.	930,312
34,700	Linear Technology Corp.	1,079,864
54,544	LSI Logic Corp.(a)(b)	448,352
32,300	Maxim Integrated Products, Inc.	906,661
84,416	Micron Technology, Inc.(a)	1,468,838
39,652	National Semiconductor Corp.	933,012
18,400	Novellus Systems, Inc.(a)(b)	508,944
47,000	NVIDIA Corp.(a)	1,390,730
10,300	PMC-Sierra, Inc.(a)(b)	61,182
19,800	Teradyne, Inc.(a)	260,568
219,252	Texas Instruments, Inc.	7,290,129
48,800	Xilinx, Inc.(b)	1,071,160

		43,434,899

Software 3.4%
73,940	Adobe Systems, Inc.(a)	2,769,053
21,920	Autodesk, Inc.(a)	762,378
30,300	BMC Software, Inc.(a)(b)	824,766
65,558	CA, Inc.	1,553,069
15,500	Citrix Systems, Inc.(a)	561,255
51,100	Compuware Corp.(a)	398,069
38,400	Electronic Arts, Inc.(a)	2,138,112
49,400	Intuit, Inc.(a)	1,585,246
1,176,812	Microsoft Corp.	32,162,271
41,602	Novell, Inc.(a)	254,604
534,540	Oracle Corp.(a)	9,482,740
17,211	Parametric Technology Corp.(a)	300,504
144,717	Symantec Corp.(a)(b)	3,079,578

		55,871,645

Specialty Retail 2.0%
20,523	AutoNation, Inc.(a)	428,931
7,900	AutoZone, Inc.(a)	816,070
30,100	Bed Bath & Beyond, Inc.(a)(b)	1,151,626

Dryden Index Series Fund/Dryden Stock Index Fund	23

Portfolio of Investments

as of September 30, 2006 Cont’d.

Shares	Description	Value (Note 1)

55,700	Best Buy Co., Inc.	$2,983,292
22,078	Circuit City Stores, Inc.	554,379
74,913	Gap, Inc.	1,419,601
277,084	Home Depot, Inc.	10,049,837
48,422	Limited, Inc.	1,282,699
207,696	Lowe’s Companies, Inc.	5,827,950
41,700	Office Depot, Inc.(a)(b)	1,655,490
11,049	OfficeMax, Inc.	450,136
9,854	Radioshack Corp.	190,182
16,316	Sherwin-Williams Co.	910,106
95,825	Staples, Inc.	2,331,422
16,800	Tiffany & Co.	557,760
62,332	TJX Companies, Inc.(b)	1,747,166

		32,356,647

Textiles, Apparel & Luxury Goods 0.4%
59,700	Coach, Inc.(a)	2,053,680
13,800	Jones Apparel Group, Inc.	447,672
16,492	Liz Claiborne, Inc.	651,599
23,638	NIKE, Inc.	2,071,162
12,434	V.F. Corp.	907,060

		6,131,173

Thrifts & Mortgage Finance 1.6%
82,448	Countrywide Financial Corp.	2,888,978
129,434	Fannie Mae	7,236,655
92,632	Freddie Mac	6,144,281
31,884	Golden West Financial Corp.	2,463,039
12,220	MGIC Investment Corp.(b)	732,833
36,575	Sovereign Bancorp, Inc.	786,728
132,571	Washington Mutual, Inc.(b)	5,762,861

		26,015,375

Tobacco 1.5%
281,579	Altria Group, Inc.	21,554,873
23,200	Reynolds American, Inc.(b)	1,437,704
21,399	UST, Inc.	1,173,307

		24,165,884

Trading Companies & Distributors
9,674	Grainger (W.W.), Inc.	648,351

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

Wireless Telecommunication Services 0.6%
54,334	Alltel Corp.	$3,015,537
387,574	Sprint Nextel Corp.(b)	6,646,894

		9,662,431

	Total long-term investments (cost $956,221,177)	1,618,940,407

SHORT-TERM INVESTMENTS 15.2%

Affiliated Money Market Mutual Fund 15.0%
	Dryden Core Investment Fund—Taxable Money Market Series;
248,651,818	(cost $248,651,818; includes $219,164,788 of cash collateral received for securities on loan) (Note 3)(c)(d)(e)	248,651,818

Principal Amount (000)

U.S Government Securities 0.2%
$3,500	United States Treasury Bill 4.95%, 12/14/06 (cost $3,465,683)	3,466,544

	Total short-term investments (cost $252,117,501)	252,118,362

	Total Investments 113.0% (cost $1,208,338,678; Note 5)	1,871,058,769
	Liabilities in excess of other assets(f) (13.0%)	(215,177,056)

	Net Assets 100.0%	$1,655,881,713

(a)	Non-income producing security.
(b)	Securities, or portion thereof, on loan with an aggregate market value of $210,862,554; cash collateral of $219,164,788 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Affiliated security.
(e)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(f)	Liabilities in excess of other assets include net unrealized appreciation on financial futures contracts as follows:

Open futures contracts outstanding at September 30, 2006:

Number of Contracts	Type	Expiration Date	Value at September 30, 2006	Value at Trade Date	Unrealized Appreciation
	Long Position:
109	S&P 500 Index Futures	Dec. 06	$36,662,150	$36,084,487	$577,663

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	25

Portfolio of Investments

as of September 30, 2006 Cont’d.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2006 were as follows:

Affiliated Money Market Mutual Fund (including 13.2 % of collateral received for securities on loan)	15.0%
Oil, Gas & Consumable Fuels	7.6
Pharmaceuticals	6.7
Diversified Financial Services	5.6
Insurance	4.7
Commercial Bank	4.2
Industrial Conglomerates	3.9
Capital Markets	3.6
Computer & Peripherals	3.5
Software	3.4
Media	3.3
Communications Equipment	2.8
Diversified Telecommunication Services	2.8
Health care Providers & Services	2.8
Semiconductors & Semiconductor Equipment	2.6
Aerospace/Defense	2.4
Foods & Staples Retailing	2.3
Beverage	2.2
Housing Products	2.2
Specialty Retail	2.0
Energy equipment & Services	1.7
Thrifts & Mortgage Finance	1.6
Chemicals	1.5
Electrical Utilities	1.5
Health care Equipment & Supplies	1.5
Hotels, Restaurants & Leisure	1.5
Tobacco	1.5
Machinery	1.4
Biotechnology	1.3
Multi-Utilities	1.3
Internet Software & Services	1.2
Multiline Retail	1.2
Food Product	1.1
IT Services	1.0
Air Freight & Logistics	0.9
Consumer Finance	0.9
Real Estate Investment Trust	0.9
Metals & Mining	0.8
Road & Rail	0.7
Wireless Telecommunication Services	0.6
Communications Services & Supplies	0.5
Electrical Equipment	0.5
Household Products	0.5
Independent Power Producers Energy Traders	0.5
Automobiles	0.4
Textiles, Apparel & Luxury Goods	0.4

See Notes to Financial Statements.

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Electronic Equipment & Instruments	0.3
Life Sciences, Tools & Services	0.3
Paper & Forest Product	0.3
Containers & Packaging	0.2
Personal Products	0.2
U.S Government Securities	0.2
Airlines	0.1
Auto Components	0.1
Building Products	0.1
Construction & Engineering	0.1
Construction Materials	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Leisure Equipment & Products	0.1
Internet & Catalog Retail	0.1
Office Electronics	0.1

113.0
Liabilities in excess of other assets	(13.0)

100.0%

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	27

Statement of Assets and Liabilities

as of September 30, 2006

Assets
Investments at value, including securities on loan of $210,862,554:
Unaffiliated Investments (cost $957,561,640)	$1,617,221,951
Affiliated Investments (cost $250,777,038)	253,836,818
Receivable for investments sold	4,113,264
Receivable for Fund shares sold	2,724,489
Dividends and interest receivable	1,823,262
Prepaid expenses	67,962

Total assets	1,879,787,746

Liabilities
Payable to broker for collateral for securities on loan	219,164,788
Payable for Fund shares reacquired	3,460,075
Management fee payable	404,395
Transfer agent fee payable	317,819
Accrued expenses	141,780
Payable for investments purchased	143,969
Distribution fee payable	119,685
Payable to custodian	96,086
Due to broker—variation margin	51,775
Deferred trustees’ fees	5,661

Total liabilities	223,906,033

Net Assets	$1,655,881,713

Net assets were comprised of:
Common stock, at par	$55,113
Paid-in capital in excess of par	1,236,627,762

1,236,682,875
Undistributed net investment income	22,096,114
Accumulated net realized loss on investments	(266,195,030)
Net unrealized appreciation on investments	663,297,754

Net assets September 30, 2006	$1,655,881,713

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($85,356,681 ÷ 2,846,933 shares of beneficial interest issued and outstanding)	$29.98
Maximum sales charge (3.25% of offering price)	1.01

Maximum offering price to public	$30.99

Class B
Net asset value, offering price and redemption price per share
($82,203,551 ÷ 2,767,366 shares of beneficial interest issued and outstanding)	$29.70

Class C
Net asset value, offering price and redemption price per share
($42,921,378 ÷ 1,444,852 shares of beneficial interest issued and outstanding)	$29.71

Class I
Net asset value, offering price and redemption price per share
($777,550,678 ÷ 25,846,766 shares of beneficial interest issued and outstanding)	$30.08

Class Z
Net asset value, offering price and redemption price per share
($667,849,425 ÷ 22,207,176 shares of beneficial interest issued and outstanding)	$30.07

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	29

Statement of Operations

Year Ended September 30, 2006

Net Investment Income
Income
Unaffiliated dividends	$33,223,333
Affiliated dividend income	1,482,131
Affiliated income from securities loaned, net	212,264
Unaffiliated interest	145,447

Total income	35,063,175

Expenses
Management fee	4,934,565
Distribution fee—Class A	203,905
Distribution fee—Class B	884,270
Distribution fee—Class C	456,360
Transfer agent fee—Class A (including affiliated expense of $78,200)	86,800
Transfer agent fee—Class B (including affiliated expense of $183,900)	216,000
Transfer agent fee—Class C (including affiliated expense of $62,000)	69,500
Transfer agent fee—Class I (including affiliated expense of $21,300)	28,500
Transfer agent fee—Class Z (including affiliated expense of $615,000)	620,100
Custodian’s fees and expenses	195,000
Reports to shareholders	95,000
Registration fees	70,000
Insurance	57,000
Trustees’ fees	45,000
Legal fees and expenses	44,000
Audit fee	17,000
Miscellaneous	18,168

Total expenses	8,041,168
Less: expense subsidy (Note 2)	(308,599)

Net expenses	7,732,569

Net investment income	27,330,606

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on:
Investment transactions	27,934,105
Financial futures contracts	1,007,303

28,941,408

Net change in unrealized appreciation on:
Investments	118,702,273
Financial futures contracts	929,025

119,631,298

Net gain on investments	148,572,706

Net Increase In Net Assets Resulting From Operations	$175,903,312

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended September 30,
	2006	2005
Increase (Decrease) In Net Assets
Operations
Net investment income	$27,330,606	$34,720,664
Net realized gain (loss) on investment transactions	28,941,408	(46,141,672)
Net change in unrealized appreciation on investments	119,631,298	242,856,106

Net increase in net assets resulting from operations	175,903,312	231,435,098

Dividends from net investment income (Note 1)
Class A	(1,061,815)	(1,005,158)
Class B	(479,409)	(696,856)
Class C	(243,984)	(335,281)
Class I	(16,051,249)	(18,956,096)
Class Z	(10,935,697)	(13,150,739)

	(28,772,154)	(34,144,130)

Fund share transactions (net of share conversions) (Note 7)
Net proceeds from shares sold	270,479,055	315,436,931
Net asset value of shares issued in reinvestment of dividends	25,258,007	28,165,459
Cost of shares reacquired	(703,031,033)	(760,612,920)

Net decrease in net assets from Fund share transactions	(407,293,971)	(417,010,530)

Total decrease	(260,162,813)	(219,719,562)

Net Assets
Beginning of year	1,916,044,526	2,135,764,088

End of year(a)	$1,655,881,713	$1,916,044,526

(a) Includes undistributed net investment income of:	$22,096,114	$23,537,662

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	31

Notes to Financial Statements

The Dryden Index Series Fund (the “Company”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of one fund, which is the Dryden Stock Index Fund (the “Fund”) formerly known as the Prudential Stock Index Fund. Investment operations of the Fund commenced on November 5, 1992. The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of Standard & Poor’s 500 Composite Stock Price Index.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price.

Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser(s); to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any

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restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

Dryden Index Series Fund/Dryden Stock Index Fund	33

Notes to Financial Statements

Cont’d

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to qualified institutions. The loans are secured by collateral in an amount equal to at least the market value at all times of the loaned securities. During the time the securities are on loan, the Fund will continue to receive the interest and dividends or amounts equivalent thereto on the loaned securities. The Fund receives compensation, net of any rebate and securities lending agent fee, for lending its securities in the form of interest or dividends on the collateral received for securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution and transfer agent fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Transfer agent fees are incurred based on shareholder activity and number of accounts for each class.

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Dividends and Distributions: Dividends from net investment income and distributions of net capital and currency gains in excess of a capital loss carryforward, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PI pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .30 of 1% of the average daily net assets of the Fund up to $1 billion and .25 of 1% in excess of $1 billion. The effective management fee rate was .278 of 1% for the year ended September 30, 2006.

PI has contractually agreed to reimburse the Fund for transfer agent fees to the extent that they exceed .10% of the average daily net assets for each share class. PI has also contractually agreed to reimburse the Fund for certain operating expenses, excluding

Dryden Index Series Fund/Dryden Stock Index Fund	35

Notes to Financial Statements

Cont’d

transfer agent fees, so that total operating expenses, excluding transfer agent fees, do not exceed .55%, 1.30%, 1.30%, .30% and .30% of the average daily net assets for Class A, Class B, Class C, Class Z and Class I shares, respectively. For the year ended September 30, 2006, PI subsidized $308,599 of the expenses of the Fund (.015%, .153%, .061%, .009% and .009% of the average daily net assets of the Class A, Class B, Class C, Class Z and Class I shares, annualized respectively; $.0038, $.0485, $.0188, $.0022 and $.0035 per Class A, Class B, Class C, Class Z and Class I shares, respectively).

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Z and Class I shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution, (the “Class A, B and C plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z and Class I shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution- related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees to .25 of 1% on the average daily net assets of the Class A shares. PIMS has advised the Fund that it received approximately $79,500 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2006. From these fees, PIMS paid such sales charges to dealers which in turn paid commissions to salespersons, and incurred other distribution costs.

PIMS has advised the Fund that for the year ended September 30, 2006, it received approximately $147,700 and $3,200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 27, 2006, the Funds renewed the

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SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA is October 26, 2007. For the period from October 29, 2005 through October 26, 2006, the Funds paid a commitment fee of .0725% of 1% of the unused portion of the agreement. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended September 30, 2006.

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended September 30, 2006, the Fund incurred approximately $55,200 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of the Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 2006 aggregated $54,375,735 and $457,227,573 respectively.

As of September 30, 2006, the Fund had securities on loan with an aggregate market value of $210,862,554. The Fund received $219,164,788 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Note 5. Distributions and Tax Information

Distributions to shareholders , which are determined in accordance with federal income tax Regulations, which may differ from generally accepted accounting

Dryden Index Series Fund/Dryden Stock Index Fund	37

Notes to Financial Statements

Cont’d

principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investments and paid in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net realized loss on investments and paid in capital in excess of par. For the tax year ended September 30, 2006, the adjustments were to decrease accumulated net realized loss on investments and to increase paid-in-capital in excess of par by $7,307,893 due to differences in the treatment for book and tax purposes redemption in-kind transaction. Net investment income, accumulated net realized losses and net assets were not affected by this change.

For the years ended September 30, 2006 and 2005, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets of $28,772,154 and $34,144,130, respectively, was ordinary income. As of September 30, 2006, the accumulated undistributed ordinary income on a tax basis was $22,101,775.

For federal income tax purposes, the Fund had a capital loss carryforward as of September 30, 2006 of approximately $248,439,000, of which $1,876,000 expires in 2009, $56,241,000 expires in 2010, $140,177,000 expires in 2011, $1,967,000 expires in 2012, $16,903,000 expires in 2013 and $31,275,000 expires in 2014. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of this amount.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2006 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$1,225,517,303	$705,526,154	$59,984,688	$645,541,466

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

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Note 6. In-Kind Redemption

During the fiscal year ended September 30, 2006, shareholders redeemed fund shares in exchange for Fund portfolio securities valued at $135,703,156. The Fund realized a gain of $7,307,893. This gain is not taxable for Federal Income Tax purposes.

Note 7. Capital

The Fund offers Class A, Class B, Class C, Class Z and Class I shares. Class A shares are sold with a front-end sales charge of up to 3.25%. Certain investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% contingent deferred sales charge, although they are not subject to an initial sales charge. Class B shares are sold with a contingent deferred sales charge (CDSC) which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z and Class I shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value divided into five classes, designated Class A, Class B, Class C, Class Z and Class I.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended September 30, 2006:
Shares sold	468,222	$13,296,779
Shares issued in reinvestment of dividends	36,502	1,018,760
Shares reacquired	(595,370)	(16,973,012)

Net increase (decrease) in shares outstanding before conversion	(90,646)	(2,657,473)
Shares issued upon conversion from Class B	112,560	3,196,921

Net increase (decrease) in shares outstanding	21,914	$539,448

Year ended September 30, 2005:
Shares sold	839,655	$22,140,440
Shares issued in reinvestment of dividends	36,965	970,321
Shares reacquired	(1,615,287)	(42,789,334)

Net increase (decrease) in shares outstanding before conversion	(738,667)	(19,678,573)
Shares issued upon conversion from Class B	166,894	4,502,667

Net increase (decrease) in shares outstanding	(571,773)	$(15,175,906)

Dryden Index Series Fund/Dryden Stock Index Fund	39

Notes to Financial Statements

Cont’d

Class B	Shares	Amount
Year ended September 30, 2006:
Shares sold	28,587	$805,221
Shares issued in reinvestment of dividends	16,295	453,498
Shares reacquired	(655,357)	(18,469,669)

Net increase (decrease) in shares outstanding before conversion	(610,475)	(17,210,950)
Shares reacquired upon conversion into Class A	(113,230)	(3,196,921)

Net increase (decrease) in shares outstanding	(723,705)	$(20,407,871)

Year ended September 30, 2005:
Shares sold	40,156	$1,078,195
Shares issued in reinvestment of dividends	25,420	664,482
Shares reacquired	(771,764)	(20,310,884)

Net increase (decrease) in shares outstanding before conversion	(706,188)	(18,568,207)
Shares reacquired upon conversion into Class A	(168,115)	(4,502,667)

Net increase (decrease) in shares outstanding	(874,303)	$(23,070,874)

Class C
Year ended September 30, 2006:
Shares sold	138,113	$3,876,817
Shares issued in reinvestment of dividends	8,189	227,896
Shares reacquired	(462,277)	(13,072,779)

Net increase (decrease) in shares outstanding	(315,975)	$(8,968,066)

Year ended September 30, 2005:
Shares sold	201,798	$5,305,175
Shares issued in reinvestment of dividends	12,173	318,209
Shares reacquired	(548,430)	(14,457,663)

Net increase (decrease) in shares outstanding	(334,459)	$(8,834,279)

Class I
Year ended September 30, 2006:
Shares sold	2,988,797	$84,991,838
Shares issued in reinvestment of dividends	452,398	12,640,003
Shares reacquired	(12,977,170)	(370,492,708)

Net increase (decrease) in shares outstanding	(9,535,975)	$(272,860,867)

Year ended September 30, 2005:
Shares sold	4,351,302	$115,795,949
Shares issued in reinvestment of dividends	527,619	13,850,006
Shares reacquired	(13,281,063)	(350,360,964)

Net increase (decrease) in shares outstanding	(8,402,142)	$(220,715,009)

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Class Z	Shares	Amount
Year ended September 30, 2006:
Shares sold	5,864,702	$167,508,400
Shares issued in reinvestment of dividends	390,900	10,917,850
Shares reacquired	(9,962,371)	(284,022,865)

Net increase (decrease) in shares outstanding	(3,706,769)	$(105,596,615)

Year ended September 30, 2005:
Shares sold	6,437,033	$171,117,172
Shares issued in reinvestment of dividends	470,950	12,362,441
Shares reacquired	(12,493,777)	(332,694,075)

Net increase (decrease) in shares outstanding	(5,585,794)	$(149,214,462)

Note 8. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and interim periods within those fiscal years and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

Dryden Index Series Fund/Dryden Stock Index Fund	41

Financial Highlights

Class A
Year Ended September 30, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$27.57

Income (loss) from investment operations:
Net investment income(a)	.38
Net realized and unrealized gain (loss) on investment transactions	2.41

Total from investment operations	2.79

Less Dividends and Distributions:
Dividends from net investment income	(.38)
Distributions from net realized gains	—

Total dividends and distributions	(.38)

Net asset value, end of year	$29.98

Total Return(b):	10.21%
Ratios/Supplemental Data:
Net assets, end of year (000)	$85,357
Average net assets (000)	$81,562
Ratios to average net assets(a):
Expenses, including distribution and service (12b-1) fees(c)	.65%
Expenses, excluding distribution and service (12b-1) fees	.40%
Net investment income	1.32%
For Class A, B, C, I and Z shares:
Portfolio turnover rate	3%

(a)	Net of expense subsidy, where applicable. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been .67% and 1.30% respectively for the year ended September 30, 2006, .71% and 1.05% respectively for the year ended September 30, 2003 and .68% and .89% respectively for the year ended September 30, 2002.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended September 30,
2005	2004	2003	2002

$25.05	$22.38	$18.28	$23.30

.44	.27	.23	.21
2.44	2.66	4.07	(5.02)

2.88	2.93	4.30	(4.81)

(.36)	(.26)	(.20)	(.21)
—	—	—	—

(.36)	(.26)	(.20)	(.21)

$27.57	$25.05	$22.38	$18.28

11.59%	13.16%	23.62%	(20.90)%

$77,898	$85,082	$59,374	$41,723
$75,078	$76,034	$51,350	$49,658

.64%	.63%	.65%	.65%
.39%	.39%	.40%	.40%
1.51%	1.10%	1.11%	.92%

3%	5%	2%	7%

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	43

Financial Highlights

Cont’d

Class B
Year Ended September 30, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$27.29

Income (loss) from investment operations:
Net investment income(a)	.16
Net realized and unrealized gain (loss) on investment transactions	2.39

Total from investment operations	2.55

Less Dividends and Distributions:
Dividends from net investment income	(.14)
Distributions from net realized gains	—

Total dividends and distributions	(.14)

Net asset value, end of year	$29.70

Total Return(b):	9.39%
Ratios/Supplemental Data:
Net assets, end of year (000)	$82,204
Average net assets (000)	$88,427
Ratios to average net assets(a):
Expenses, including distribution and service (12b-1) fees	1.40%
Expenses, excluding distribution and service (12b-1) fees	.40%
Net investment income	.58%

(a)	Net of expense subsidy. If the investment advisor had not reimbursed expenses, the annual expense and net investment income/(loss) ratios would have been 1.55% and .43% respectively for the year ended September 30, 2006, 1.51% and .65% respectively for the year ended September 30, 2005, 1.52% and .21% respectively for the year ended September 30, 2004, 1.63% and .15% respectively for the year ended September 30, 2003 and 1.57% and (.01)% respectively for the year ended September 30, 2002.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.

See Notes to Financial Statements.

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Class B
Year Ended September 30,
2005	2004	2003	2002

$24.79	$22.16	$18.09	$23.06

.19	.08	.08	.05
2.48	2.64	4.02	(5.00)

2.67	2.72	4.10	(4.95)

(.17)	(.09)	(.03)	(.02)
—	—	—	—

(.17)	(.09)	(.03)	(.02)

$27.29	$24.79	$22.16	$18.09

10.78%	12.27%	22.69%	(21.49)%

$95,284	$108,217	$95,729	$70,630
$104,121	$110,193	$82,986	$87,868

1.40%	1.40%	1.40%	1.40%
.40%	.40%	.40%	.40%
.75%	.33%	.38%	.16%

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	45

Financial Highlights

Cont’d

Class C
Year Ended September 30, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$27.29

Income (loss) from investment operations:
Net investment income(a)	.16
Net realized and unrealized gain (loss) on investment transactions	2.40

Total from investment operations	2.56

Less Dividends and Distributions:
Dividends from net investment income	(.14)
Distributions from net realized gains	—

Total dividends and distributions	(.14)

Net asset value, end of year	$29.71

Total Return(b):	9.42%
Ratios/Supplemental Data:
Net assets, end of year (000)	$42,921
Average net assets (000)	$45,636
Ratios to average net assets(a):
Expenses, including distribution and service (12b-1) fees	1.40%
Expenses, excluding distribution and service (12b-1) fees	.40%
Net investment income	.58%

(a)	Net of expense subsidy. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.46% and .52% respectively for the year ended September 30, 2006, 1.43% and .72% respectively for the year ended September 30, 2005, 1.44% and .29% respectively for the year ended September 30, 2004, 1.53% and .25% respectively for the year ended September 30, 2003 and 1.48% and .08% respectively for the year ended September 30, 2002.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.

See Notes to Financial Statements.

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Class C
Year Ended September 30,
2005	2004	2003	2002

$24.79	$22.16	$18.09	$23.06

.19	.08	.07	.04
2.48	2.64	4.03	(4.98)

2.67	2.72	4.10	(4.94)

(.17)	(.09)	(.03)	(.03)
—	—	—	—

(.17)	(.09)	(.03)	(.03)

$27.29	$24.79	$22.16	$18.09

10.78%	12.27%	22.69%	(21.47)%

$48,051	$51,946	$48,823	$38,729
$50,981	$52,697	$43,820	$49,960

1.40%	1.40%	1.40%	1.40%
.40%	.40%	.40%	.40%
.75%	.33%	.38%	.16%

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	47

Financial Highlights

Cont’d

Class I
Year Ended September 30, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$27.66

Income (loss) from investment operations:
Net investment income(a)	.53
Net realized and unrealized gain (loss) on investment transactions	2.36

Total from investment operations	2.89

Less Dividends and Distributions:
Dividends from net investment income	(.47)
Distributions from net realized gains	—

Total dividends and distributions	(.47)

Net asset value, end of year	$30.08

Total Return(b):	10.56%
Ratios/Supplemental Data:
Net assets, end of year (000)	$777,551
Average net assets (000)	$860,728
Ratios to average net assets(a):
Expenses	.30%
Net investment income	1.68%

(a)	Net of expense subsidy. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been .31% and 1.67% respectively for the year ended September 30, 2006, .31% and 1.84% respectively for the year ended September 30, 2005, .31% and 1.42% respectively for the year ended September 30, 2004, .36% and 1.42% respectively for the year ended September 30, 2003 and ..33% and 1.23% respectively for the year ended September 30, 2002.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.

See Notes to Financial Statements.

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Class I
Year Ended September 30,
2005	2004	2003	2002

$25.12	$22.45	$18.34	$23.38

.51	.39	.31	.30
2.48	2.62	4.08	(5.04)

2.99	3.01	4.39	(4.74)

(.45)	(.34)	(.28)	(.30)
—	—	—	—

(.45)	(.34)	(.28)	(.30)

$27.66	$25.12	$22.45	$18.34

11.99%	13.50%	24.08%	(20.64)%

$978,627	$1,099,999	$1,213,338	$972,700
$1,014,636	$1,346,643	$1,118,408	$1,278,422

.30%	.30%	.30%	.30%
1.85%	1.43%	1.48%	1.26%

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	49

Financial Highlights

Cont’d

Class Z
Year Ended September 30, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$27.64

Income (loss) from investment operations:
Net investment income(a)	.51
Net realized and unrealized gain (loss) on investment transactions	2.35

Total from investment operations	2.86

Less Dividends and Distributions:
Dividends from net investment income	(.43)
Distributions from net realized gains	—

Total dividends and distributions	(.43)

Net asset value, end of year	$30.07

Total Return(b):	10.53%
Ratios/Supplemental Data:
Net assets, end of year (000)	$667,849
Average net assets (000)	$697,473
Ratios to average net assets(a):
Expenses	.39%
Net investment income	1.58%

(a)	Net of expense subsidy. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been .40% and 1.57% respectively for the year ended September 30, 2006, .41% and 1.74% respectively for the year ended September 30, 2005, .42% and 1.31% respectively for the year ended September 30, 2004, .49% and 1.28% respectively for the year ended September 30, 2003 and ..47% and 1.09% respectively for the year ended September 30, 2002.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.

See Notes to Financial Statements.

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Class Z
Year Ended September 30,
2005	2004	2003	2002

$25.10	$22.43	$18.32	$23.35

.51	.34	.28	.28
2.45	2.65	4.08	(5.03)

2.96	2.99	4.36	(4.75)

(.42)	(.32)	(.25)	(.28)
—	—	—	—

(.42)	(.32)	(.25)	(.28)

$27.64	$25.10	$22.43	$18.32

11.86%	13.41%	23.97%	(20.71)%

$716,185	$790,519	$754,206	$609,033
$775,321	$807,187	$693,096	$812,314

.40%	.40%	.40%	.40%
1.75%	1.33%	1.37%	1.16%

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	51

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders of

Dryden Index Series Fund—Dryden Stock Index Fund:

We have audited the accompanying statement of assets and liabilities of the Dryden Index Series Fund—Dryden Stock Index Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended September 30, 2004, were audited by another independent registered public accounting firm whose report dated November 20, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 27, 2006

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (September 30, 2006) as to the federal income tax status of dividends paid by the Fund during such fiscal period. Accordingly, we are advising you that during its fiscal period ended September 30, 2006, the Fund paid an ordinary distribution for Class A, Class B, Class C, Class I and Class Z shares of $.3757 per share, $.1418 per share, $.1418 per share, $.4664 per share, and $.4348 per share, respectively, which represents net investment income.

Further, we wish to advise you that 100% of the ordinary income dividends paid in the fiscal period ended September 30, 2006 qualified for the corporate dividend received deduction available to corporate taxpayers.

For the fiscal year ended September 30, 2006, the Fund designated 100% as qualified dividend income for the reduced tax rate under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

In January 2007, you will be advised on IRS 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2006.

Dryden Index Series Fund/Dryden Stock Index Fund	53

Management of the Fund

(Unaudited)

Information pertaining to the Trustees of Dryden Stock Index Fund (the “Fund”) is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (54), Trustee since 2005(3) Oversees 82 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Trustee since 2003(3) Oversees 86 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (72), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Trustee since 1996(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Trustee since 1996(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Trustee since 1996(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

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Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Stephen G. Stoneburn (63), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Trustee since 1996(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Trustees(1)

Judy A. Rice (58), President since 2003 and Trustee since 2000(3) Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (59), Vice President and Trustee since 1996(3) Oversees 158 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Series who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (53), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (48), Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Dryden Index Series Fund/Dryden Stock Index Fund	55

Management of the Fund

(Unaudited) Cont’d.

Jonathan D. Shain (48), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 1997(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

Andrew R. French (43), Assistant Secretary since October 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42), Anti-Money Laundering Compliance Officer since October 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

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†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	”Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Trustee and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Trustees is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden Index Series Fund/Dryden Stock Index Fund	57

Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Dryden Index Series Fund oversees the management of the Dryden Stock Index Fund (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-8, 2006 and approved the renewal of the agreements through July 31, 2007, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-year, three-year and five-year time periods ending December 31, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor that was dispositive and each Trustee attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-8, 2006.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Dryden Index Series Fund/Dryden Stock Index Fund

Approval of Advisory Agreements (continued)

Several of the material factors and conclusions that formed the basis for the Trustees reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of Dryden Stock Index Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the third quartile over a one-year period, and performance that was in the first quartile over three-year and five-year periods ending December 31 in relation to the group of comparable funds in a Peer Universe. The Board noted that the Fund had slightly

Visit our website at www.jennisondryden.com

outperformed against its benchmark index over the same time periods, and that performance versus peer funds was virtually even. The Board concluded that the Fund’s performance was satisfactory.

Fees and Expenses

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds.

The Fund’s management fee, at September 30, 2005, (which reflects any fee waivers, subsidies, or expense caps) of 0.265% ranked in the fourth quartile in its Peer Group. The Board also noted, however, that the management fee is just 5 basis points higher than the Peer Group median. The Board accepted PI’s recommendation to continue the current contractual cap on Fund expenses of 0.30% (exclusive of 12b-1 fees, transfer agency fees and certain other fees). The Board concluded that the management and subadvisory fees were reasonable in light of the Fund’s strong long-term performance.

The Board further noted that during 2005 and continuing through 2006, several initiatives had commenced which, when fully implemented, were expected to result in cost savings and expense reductions for the Fund.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and

Dryden Index Series Fund/Dryden Stock Index Fund

Approval of Advisory Agreements (continued)

that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, brokerage commissions received by affiliates of QMA, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/2006
	One Year	Five Years	Ten Years	Since Inception
Class A	6.62%	5.65%	N/A	–0.30% (11/18/99)
Class B	4.39	5.40	N/A	–0.57 (11/18/99)
Class C	8.42	5.57	N/A	–0.56 (11/18/99)
Class I	10.56	6.71	N/A	5.24 (8/1/97)
Class Z	10.53	6.63	8.24%	—

Average Annual Total Returns (Without Sales Charges) as of 9/30/2006
	One Year	Five Years	Ten Years	Since Inception
Class A	10.21%	6.35%	N/A	0.18% (11/18/99)
Class B	9.39	5.56	N/A	–0.57 (11/18/99)
Class C	9.42	5.57	N/A	–0.56 (11/18/99)
Class I	10.56	6.71	N/A	5.24 (8/1/97)
Class Z	10.53	6.63	8.24%	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 3.25% (Class A shares).

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Dryden Stock Index Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class A shares (November 3, 1999) and the account values at the end of the current fiscal year (September 30, 2006) as measured on a quarterly basis. The S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class I, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% and expense subsidization for Class A shares through September 30, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 3.25%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class I and Z shares are not subject to sales charges or 12b-1 fees. Without waiver of fees and/or expense subsidization, the Fund’s total returns would have been lower. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Dryden Index Series Fund/Dryden Stock Index Fund

■MAIL	■TELEPHONE	■WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc •
Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith •
Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS

Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Stock Index Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under the Dryden Index Series Fund name. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Stock Index Fund
Share Class	A	B	C	I	Z
NASDAQ	PSIAX	PBSIX	PSICX	PDSIX	PSIFX
CUSIP	262439102	262439201	262439300	262439409	262439508

MF174E    IFS-A126718    Ed. 11/2006

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E.A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2006 and September 30, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $16,700 and $16,700, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2006 and 2005. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2006 and 2005 was $21,300 and $51,000, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Dryden Index Series Fund

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date November 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date November 27, 2006

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Chief Financial Officer

Date November 27, 2006

*	Print the name and title of each signing officer under his or her signature.